SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 30, 1997
                Date of Report (Date of earliest event reported)

                       Hungarian Telephone and Cable Corp.
               (Exact name of Registrant as Specified in Charter)

         Delaware                 1-11484                13-3652685
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number            Identification No.)

             100 First Stamford Place, Suite 204, Stamford, CT 06902 (Address of principal executive offices including zip code)

                                 (203) 348-9069
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         As announced on October 7, 1997 (see Exhibit 99.8 attached hereto) Hungarian Telephone and Cable Corp., a Delaware corporation (AMEX: HTC - the "Registrant"), completed its purchase from Tele Danmark A/S ("TD") of 4.8% of the outstanding capital stock of each of Kelet-Nograd Com Rt. ("KNC") and Raba Com Rt. ("Raba-Com") (collectively, the "Equity Interests"), pursuant to a stock purchase agreement dated as of September 30, 1997 (the "Stock Purchase Agreement"). In consideration for the acquisition of the Equity Interests, the Registrant issued 101,018 shares of the Registrant's common stock to TD.

         In addition to the Stock Purchase Agreement, the Registrant and TD entered into an Exchange Agreement dated as of September 30, 1997 (the "Exchange Agreement") pursuant to which the Registrant issued 447,232 shares of the Registrant's common stock to TD in exchange for an aggregate of $5.5 million in loans owed by KNC and Raba-Com to TD.

         KNC and Raba-Com are both Hungarian subsidiaries of the Registrant. As a result of the purchase of the Equity Interests, the Registrant now owns 95% of the outstanding capital stock of KNC and 91% of the outstanding capital stock of Raba-Com.

         As a result of the transactions completed pursuant to the Stock Purchase Agreement and the Exchange Agreement, TD owns 19.3% of the presently outstanding shares of common stock of the Registrant.

         The summary information regarding the transactions and the Stock Purchase Agreement and the Exchange Agreement discussed above is qualified in its entirety by reference to the Stock Purchase Agreement and the Exchange Agreement, which are attached hereto as Exhibits 10.97 and 10.98, respectively, and are incorporated by reference into this response to Item 5.


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                                       -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a), (b) - Not applicable.

         (c)  Exhibits.

                    10.97 Stock Purchase Agreement, dated as of the 30th day of September, 1997, between the Registrant and Tele Danmark A/S.

                    10.98 Exchange Agreement, dated as of the 30th day of September, 1997, between the Registrant and Tele Danmark A/S.

                    99.8 Press Release Issued by the Registrant on October 7, 1997.


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                                       -4-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HUNGARIAN TELEPHONE AND CABLE CORP.
                                        100 First Stamford Place, Suite 204
                                        Stamford, CT  06902
                                        (Registrant)


                                        By: /s/James G. Morrison
                                           James G. Morrison
                                           President and Chief Executive Officer
Dated:       October 7, 1997
             Stamford, CT

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INDEX TO EXHIBITS

Exhibit No.     Description
-------------------------------------------------------------------------------

10.97 Stock Purchase Agreement, dated as of the 30th day of September, 1997, between the Registrant and Tele Danmark A/S.

10.98 Exchange Agreement, dated as of the 30th day of September, 1997, between the Registrant and Tele Danmark A/S.

99.8 Press Release issued by the Registrant on October 7, 1997.